UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-1884



                                   Endowments
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004





                                 Patrick F. Quan
                                    Secretary
                                   Endowments
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                               Julie Allecta
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                               Twenty-fourth Floor
                         San Francisco, California 94105
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - Capital Research and Management(SM)]

ENDOWMENTS

Investments for nonprofit institutions

Annual report for the year ended July 31, 2004

Endowments(SM)

ENDOWMENTS is managed by Capital Research and Management Company,SM which also manages the 29 American Funds,(R) the nation's third-largest mutual fund family. For more than seven decades, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

BOND PORTFOLIO seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/ENDOWMENTS.

Here  are  the  total  returns  and  average   annual  total  returns  with  all
distributions reinvested for periods ended June 30, 2004 (the most recent calendar quarter):

                                                  1 year                5 years              10 years
Growth and Income Portfolio
     Average annual total return                      --                +5.75%               +12.75%
     Total return                                 +18.27%              +32.25%              +232.13%
Bond Portfolio
     Average annual total return                      --                +7.22%                +7.11%
     Total return                                  +2.14%              +41.71%               +98.78%

Bond Portfolio's 30-day yield as of August 31, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 3.91%.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

The return of principal in the Bond Portfolio is not guaranteed. Fund shares have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

[Begin Sidebar]
RESULTS AT A GLANCE
(for full fiscal years ending 7/31/76-7/31/04)

                        Growth and                  Bond
                  Income Portfolio             Portfolio

1976                        +27.7%                +12.1%
1977                         +6.4                 +12.6
1978                        +10.4                  +0.7
1979                        +10.1                  +7.0
1980                        +17.2                  +3.6
1981                        +15.3                  -4.5
1982                         -3.8                 +18.4
1983                        +56.0                 +23.9
1984                         -0.4                  +7.9
1985                        +30.5                 +20.6
1986                        +25.4                 +21.0
1987                        +20.2                  +4.4
1988                         -2.4                  +8.6
1989                        +23.2                 +13.7
1990                         +4.1                  +6.9
1991                        +15.0                 +10.8
1992                        +15.7                 +18.7
1993                        +10.0                 +11.7
1994                         +2.8                  -1.4
1995                        +18.6                  +8.0
1996                        +13.2                  +6.3
1997                        +38.4                 +10.8
1998                         +9.1                  +6.7
1999                        +18.2                  +1.7
2000                         -3.3                  +5.1
2001                        +18.2                 +12.7
2002                         -8.6                  +2.8
2003                        +10.2                 +10.6
2004                        +13.8                  +6.4

Average annual
total return*               +13.4%                 +9.0%

* From July 26, 1975, when Capital Research and Management Company became the investment adviser of the funds' assets, through July 31, 2004.

   Results show total returns measuring capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

[End Sidebar]

DEAR SHAREHOLDERS:

We are pleased to report to you at the close of our 2004 fiscal year.

GROWTH AND INCOME PORTFOLIO

For the 12 months ended July 31, 2004, the value of an investment in the Growth and Income Portfolio rose 13.8%.* Over the same period, the Lipper Growth and Income Funds Index rose 14.1% and the unmanaged Standard & Poor's 500 Composite Index gained 13.2%.

The past year was a favorable period for equity investors. It was also a rather quiet year, with decidedly less volatility in the equity market than had characterized the preceding five years.

Three trends had a positive effect on equity prices over the year. The first was the continuing economic recovery, which was quite strong over the past 12 months despite some slowing toward the end of our fiscal year. The second was the sharp increase in corporate earnings, which was driven by the strength of the economy, corporate cost-cutting and the weakness of the U.S. dollar. The third factor was the effect of the tax change on dividends, which led to strong dividend growth during the year. Per-share dividends of the S&P 500 rose about 13% for the year.

Looking ahead, the combination of rising interest rates and higher oil prices may well lead to slower growth in the U.S. economy. The recent uptick in the rate of inflation has also raised concerns, including the possibility that inflation may accelerate further as higher energy costs are passed on to consumers in the form of price increases.

While worrisome for the market overall, the dramatic increase in oil prices was a boon for energy stocks. Four of the fund's 10 best holdings for the year were energy companies, and all of our holdings in the sector contributed positively to the fund's return. Defense and aerospace stocks also delivered strong returns, as did cyclical stocks, which benefited from the improving economy.

On the weaker side were many of our health care stocks, with Eli Lilly, Pfizer, Merck and Bristol-Myers Squibb all posting negative results. AstraZeneca and Johnson & Johnson bucked the trend with positive returns for the period. The uncertainty that drug companies face regarding pricing depressed many stocks in the sector.

*All percentage gain/loss figures include reinvestment of distributions unless otherwise indicated.

We have made some significant changes to the portfolio over the past 12 months. In the broadest terms, we have reduced our exposure to cyclical companies while increasing our exposure to less cyclical ones. But this generalization belies our company-by-company approach to stock selection that resulted in this shift. We conduct extensive research on individual companies, looking for those that are attractively valued with good long-term records and what we feel are promising opportunities for long-term growth. It is this process that has produced the sector shifts within the portfolio. We have significantly increased our exposure to consumer staples companies, along with smaller additions to the telecommunications and energy sectors. We made a sizeable reduction to our holdings among industrial companies, with smaller cuts to technology and consumer discretionary companies.

We would like to note a trend that we have observed over the last few years, in which the valuation gap between large, high-quality companies and the rest of the market has narrowed considerably. Many of the very large-cap companies that we felt were massively overvalued in the late '90s now seem attractively valued. We have added a select number to the portfolio in recent years, including such quality companies as Walgreen, PepsiCo and Microsoft.

The  percentage  of net assets in equities was roughly 86% on July 31, down from
90%  at  the  start  of  the  fiscal  year.   The  remaining  14%  was  held  in
interest-bearing cash equivalents.

BOND PORTFOLIO

For the 12 months ended July 31, 2004, the value of an investment in the Bond Portfolio rose 6.4%. During this same period, the average return of 201 corporate A-rated bond funds tracked by Lipper was 4.8%, and the unmanaged Lehman Brothers Aggregate Bond Index also returned 4.8%.

After months of careful preparation and forewarning, the Federal Reserve raised the federal funds rate (the interest rate that banks charge each other on overnight loans) from a 46-year low of 1% to 1.25% in late June. This was followed by another 25 basis point rise on August 10, just after the close of our fiscal period, to 1.5%.

As a result of the Fed's actions, the yield curve flattened as interest rates on longer term bonds declined. In this environment, corporate and mortgage-backed bonds outpaced the broader market. Longer term bonds in all sectors did better than intermediate- and short-term bonds.

As credit fundamentals improved and default rates continued to fall, investment-grade corporate bonds exhibited strength throughout the year. Higher yielding bonds at the lower end of the investment-grade universe had the strongest returns within the sector.

The Bond Portfolio invests only in bonds rated investment grade and held roughly 57% of assets in corporate bonds at the close of the fiscal year, nearly the same as the 58% of a year earlier. While our analysts continue to find values in the corporate sector, we are not finding the extraordinary values we were finding back in 2002.

Treasury bonds offer a good example of the strength of longer term bonds during the year. Returns ranged from just under 2% for the 3-year bond to just over 8% for the 30-year. U.S. Treasuries accounted for 15% of assets, down from 19% a year ago.

Mortgage-backed bonds benefited from the rise in short-term rates, which reduced investor concerns about mortgage prepayments. Mortgage-backed securities accounted for nearly 12% of net assets on July 31, slightly less than a year ago.

In total, the Bond Portfolio held roughly 95% of assets in bonds at the close of the fiscal year, down from 98% a year earlier. The remainder was held in interest-bearing cash equivalents.

As always, we welcome your comments and questions.

Cordially,

/s/ Robert G. O'Donnell
Robert G. O'Donnell
Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President

August 16, 2004

THE VALUE OF A LONG-TERM PERSPECTIVE

(Growth of a $50,000 investment under Capital Research and Management Company's stewardship, 7/26/75-7/31/04)

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/endowments.

GROWTH AND INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS
(for periods ended July 31, 2004)

Lifetime                         +13.4%(1)
10 years                         +12.1
5 years                           +5.6
1 year                           +13.8


[mountain chart]

                      Growth                    Lipper
                         and                    Growth
                      Income                and Income
                   Portfolio     S&P 500    Fund Index

7/25/1975 (2)        $50,000     $50,000       $50,000
7/31/1975 (2)         49,770      49,871        50,000
07/31/76              63,476      60,467        60,735
07/31/77              67,590      60,350        62,434
07/31/78              74,525      64,777        69,272
07/31/79              82,131      70,508        77,106
07/31/80              96,277      87,260        95,121
07/31/81             110,942      98,601       108,452
07/31/82             106,860      85,511        98,876
07/31/83             166,726     136,183       154,488
07/31/84             166,164     132,141       146,807
07/31/85             216,743     174,975       193,372
07/31/86             272,165     224,681       243,630
07/31/87             326,898     312,963       319,222
07/31/88             319,361     276,178       296,921
07/31/89             393,517     364,261       375,359
07/31/90             409,757     387,824       381,311
07/31/91             471,346     437,201       423,790
07/31/92             545,557     493,020       476,028
07/31/93             600,375     535,967       539,269
07/31/94             617,007     563,582       572,677
07/31/95             731,592     710,508       688,356
07/31/96             828,273     828,122       778,692
07/31/97           1,146,319   1,259,661     1,122,337
07/31/98           1,250,106   1,502,488     1,247,665
07/31/99           1,477,738   1,806,129     1,410,710
07/31/00           1,428,818   1,968,146     1,438,119
07/31/01           1,689,291   1,686,257     1,407,164
07/31/02           1,544,010   1,288,040     1,138,044
07/31/03           1,701,152   1,425,050     1,244,809
07/31/04           1,936,007   1,612,612     1,420,204

[end chart]


BOND PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS
(for periods ended July 31, 2004)

Lifetime                          +9.0%(1)
10 years                          +7.1
5 years                           +7.5
1 year                            +6.4


[mountain chart]

                                  Lehman
                                Brothers        Lipper
                               Aggregate       A-Rated
                        Bond        Bond     Bond Fund
                   Portfolio   Index (3)      Index(3)

07/25/75             $50,000     $50,000       $50,000
07/31/75              50,064      50,000        50,000
07/31/76              56,123      56,105        57,578
07/31/77              63,169      62,334        64,446
07/31/78              63,633      63,681        65,992
07/31/79              68,078      67,930        70,210
07/31/80              70,604      69,012        70,659
07/31/81              67,372      65,555        66,985
07/31/82              79,771      79,021        79,063
07/31/83              98,881      96,331        98,844
07/31/84             106,746     104,704       105,442
07/31/85             128,775     129,742       130,480
07/31/86             155,776     157,631       156,163
07/31/87             162,649     164,747       162,434
07/31/88             176,667     177,216       174,776
07/31/89             200,841     204,165       200,501
07/31/90             214,609     218,598       210,832
07/31/91             237,739     241,995       231,705
07/31/92             282,164     277,755       270,025
07/31/93             315,292     305,997       300,822
07/31/94             310,743     306,282       297,037
07/31/95             335,522     337,244       326,853
07/31/96             356,493     355,926       343,627
07/31/97             395,089     394,236       383,070
07/31/98             421,544     425,255       411,045
07/31/99             428,913     435,840       414,065
07/31/00             450,928     461,839       432,980
07/31/01             508,076     520,457       486,326
07/31/02             522,431     559,664       511,462
07/31/03             578,001     589,981       542,538
07/31/04             614,794     618,530       569,562

[end chart]


(1) From 7/26/75, when Capital Research and Management Company became the investment adviser, through 7/31/04.
(2) The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.
(3) Lehman Brothers Aggregate Bond Index and Lipper A-Rated Bond Fund Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers Government/Credit Bond Index was used.

All results calculated with dividends and capital gains reinvested.
Sales charges do not apply to the Growth and Income Portfolio or the Bond
 Portfolio.
The market indexes are unmanaged.
Past results are not predictive of future results.



[photo: Claudia Huntington]
[Begin Photo Caption]
Claudia Huntington
President
[End Photo Caption]

AN INTERVIEW WITH THE FUNDS' PRESIDENT

ENDOWMENTS  began  as,  and  continues  to be,  a pair of funds  that are  tuned specifically to the fiduciary needs of mid- to small-size nonprofit organizations. Claudia Huntington has been a portfolio counselor in the Growth and Income Portfolio for eight years. She was a research professional for the fund for 20 years prior to becoming a portfolio counselor. In January of this year, she was elected President of Endowments. We recently spoke with her about the Endowments funds and how they serve the needs of nonprofit organizations. Here are some of Claudia's thoughts, as well as her insights into the current market environment and the importance of maintaining realistic expectations.

The Endowments funds were created to serve the needs of nonprofit organizations. What level of knowledge do the funds' investment managers and Trustees have with the issues and needs facing nonprofit organizations?

Most of the funds' portfolio counselors and the Trustees are involved with nonprofit organizations in one way or another, either by serving on nonprofit boards, from long-standing involvement with local charitable organizations, or through personal involvement with family or other types of trusts. In particular, we have a long familiarity with smaller and medium-size nonprofit organizations. One of the issues we've all had experience with over the years is the need for nonprofits of this size to have access to professional investment management at a reasonable cost. That was one of the reasons the Endowments portfolios were created. Specifically, with regard to investment management, our experience with nonprofits allows us to keep a strong focus on our shareholders' dual priorities: building endowment and being attentive to risk.

HOW DO THOSE PRIORITIES AFFECT THE WAY IN WHICH THE FUNDS ARE MANAGED?

These priorities lead naturally to a rather conservative investment strategy that, in the case of the Growth and Income Portfolio, emphasizes careful growth with an eye toward current income. In other words, we work to provide a total return for our shareholders that has both a growth component and a current income component. When it comes to our portfolios, we build them company by company, conducting extensive research into a company's business strategies, management teams, competitors, suppliers and customers, seeking opportunities that we feel possess strong long-term growth potential.

This strategy of conservative growth with income has historically resulted in a tendency toward good growth in up markets (though sometimes not as much as the market overall) and moderate declines in down markets (often doing better than the market overall). While there are no guarantees that this pattern will be repeated in the future, we do manage the funds with this strategy in mind and we believe it is consistent with the needs of smaller to medium-size nonprofit entities.

HOW DOES THE FUNDS' INVESTMENT MANAGEMENT MESH WITH AND HELP TO FULFILL THE FIDUCIARY RESPONSIBILITIES OF NONPROFIT ORGANIZATIONS?

One of the most important aspects of the way we manage our shareholders' assets is the multiple portfolio counselor system. The Growth and Income Portfolio has three portfolio counselors, and two in the Bond Portfolio, working for the benefit of shareholders. Nonprofit organizations have a fiduciary duty to strike the correct balance between their need for growth of capital with their responsibility to preserve the organization's assets. In going about this, nonprofit organizations often pick an investment manager and hope it's the right one, or the right one for the market at that time. The multiple portfolio counselor system reduces the risk of making the wrong choice. Each of us brings different styles and backgrounds and points of view, thereby diversifying the funds' management. Each portfolio counselor acts on what he or she perceives to be the best opportunities our research has uncovered, which helps to diversify the funds' portfolios. Diversification, in all its forms, is one of the most time-tested methods for helping to reduce volatility and risk.

The funds' investment flexibility is another way in which our investment philosophy meshes with the fiduciary responsibilities of a nonprofit organization. Flexibility can be defined as the ability to move between different sectors in the equity or bond markets, or between different maturities in the bond market. Flexibility can also mean having the ability to hold cash. For instance, if the portfolio counselors in the Growth and Income Portfolio believe it is hard to find attractive values in the market, the portfolio might hold some cash in expectation of better values in the future. Conversely, if there are many interesting investment opportunities, the portfolio might have a very low cash position.

In light of our fiduciary obligation to each shareholder in the fund, we strive to keep the funds' expenses low. That's another way in which our philosophy supports the needs of nonprofit organizations. With these funds, smaller nonprofit organizations can hire experienced investment management supported by comprehensive global research, for a very reasonable cost. Both the Growth and Income Portfolio and the Bond Portfolio have annual expense ratios below those of the average growth-and-income fund and corporate A-rated debt fund, respectively, as measured by Lipper.

And finally I would say that our practice of investing in companies for the long term and maintaining a long-term perspective is consistent with the long-range outlook of most nonprofit organizations. The best way to think about investing in the stock market is to look at very long-term returns and not to look at the latter half of the 1990s. A lot of investors learned that the hard way following the tech bubble and the resultant bear market.

WHAT  DOES  A  LONG-TERM   PERSPECTIVE  TELL  YOU  ABOUT  TODAY'S  STOCK  MARKET
ENVIRONMENT?

History will show that the late '90s were the aberration, not the norm, in my opinion. Over the past 50 years through June of this year, Standard & Poor's 500 Composite Index has posted an average annual total return of about 11%. It's possible that we are again in an environment where returns will be much closer to their historical norm and may even spend a period of time below that norm. That's not to say that the stock market is going to settle into an old, comfortable pattern. Even if returns do revert to the norm, other aspects of the market are likely to continue to defy prediction. I also think there's a strong possibility that future returns will be more volatile from year to year.

Another area in which the market has not returned to its old ways is yield. Historically, a large portion -- nearly a third over the past 50 years -- of the average annual total return from stocks has come from dividends. Over that period, the yield from stocks averaged about 3.3% annually. Currently, the S&P 500's annual yield was only about 1.6% as of June. So the reliability of returns going forward is not as good as it was in the past simply because dividend yields are quite low relative to their historical levels. That's one of the strongest indications that investors will need to carefully manage their expectations for the market.

SO IN ADDITION TO A LONG-TERM PERSPECTIVE, IT IS ALSO IMPORTANT TO HAVE REALISTIC EXPECTATIONS. WHAT WOULD YOU SAY TO HELP NONPROFIT ORGANIZATIONS MANAGE THEIR EXPECTATIONS?

In today's market environment, I would advise nonprofit organizations to keep their expectations on the conservative side. If returns then surprise us on the upside, that's great, but if not, our shareholders will have budgeted for conservative estimates and won't have to revise their expectations -- and their budgets -- downward. Again, we can look at the period following the end of the late '90s "bubble" to see the wisdom of having reasonable expectations. Historically, many nonprofit organizations have had annual spending rates ranging from 3 to 8%. During the last bull market, spending rate policies tended to rise with each passing year, inflating along with the bubble. When the bubble burst, it was a rude reminder to some investors that returns are volatile and unpredictable. Planning for more conservative expectations can serve all investors well, but especially nonprofit organizations. By budgeting conservatively, nonprofits are less likely to be surprised during difficult periods in the market. Managing expectations can be difficult, but it is one of the most important things that a nonprofit organization must do.


INVESTMENT PORTFOLIO

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.



GROWTH AND INCOME PORTFOLIO   July 31, 2004



[begin pie chart]
                                                           Percent of
                                                           net assets
INDUSTRY SECTOR DIVERSIFICATION
Consumer staples                                                14.96 %
Financials                                                      14.52
Information technology                                          10.96
Consumer discretionary                                           9.71
Industrials                                                      9.25
Health care                                                      8.64
Energy                                                           6.58
Telecommunications services                                      4.33
Utilities                                                        2.79
Materials                                                        2.39
Convertible securities                                           1.75

CASH & EQUIVALENTS                                              14.12

[end pie chart]


                                                                                        Shares             Market         Percent
                                                                                                            value          of net
COMMON STOCKS  - 84.13%                                                                                                    assets

CONSUMER STAPLES  - 14.96%
Altria Group, Inc.                                                                      45,000     $    2,142,000           2.38%
PepsiCo, Inc.                                                                           30,000          1,500,000            1.67
Wal-Mart Stores, Inc.                                                                   26,000          1,378,260            1.53
Walgreen Co.                                                                            37,000          1,346,800            1.50
Sara Lee Corp.                                                                          50,000          1,098,000            1.22
Anheuser-Busch Companies, Inc.                                                          20,000          1,038,000            1.15
Other securities                                                                                        4,964,700            5.51
                                                                                                       13,467,760           14.96

FINANCIALS  - 14.52%
Marsh & McLennan Companies, Inc.                                                        38,000          1,686,440            1.87
Wells Fargo & Co.                                                                       25,000          1,435,250            1.60
Berkshire Hathaway Inc., Class A  (1)                                                       15          1,308,750            1.45
American Express Co.                                                                    25,000          1,256,250            1.40
Fannie Mae                                                                              14,000            993,440            1.10
Bank of America Corp.                                                                   11,106            944,121            1.05
Fulton Financial Corp.                                                                  41,780            856,908             .95
Freddie Mac                                                                             12,000            771,720             .86
J.P. Morgan Chase & Co.                                                                 20,000            746,600             .83
SunTrust Banks, Inc.                                                                    10,000            659,500             .73
Other securities                                                                                        2,409,950            2.68
                                                                                                       13,068,929           14.52

INFORMATION TECHNOLOGY  - 10.96%
Microsoft Corp.                                                                         63,000          1,792,980            1.99
Texas Instruments Inc.                                                                  75,000          1,599,750            1.78
Cisco Systems, Inc.  (1)                                                                52,000          1,084,720            1.20
International Business Machines Corp.                                                   10,000            870,700             .97
Other securities                                                                                        4,518,950            5.02
                                                                                                        9,867,100           10.96

CONSUMER DISCRETIONARY  - 9.71%
Lowe's Companies, Inc.                                                                  27,000          1,315,440            1.46
Time Warner Inc.  (1)                                                                   75,000          1,248,750            1.39
Dollar General Corp.                                                                    43,000            829,900             .92
Garmin Ltd.                                                                             22,000            825,000             .92
Other securities                                                                                        4,527,290            5.02
                                                                                                        8,746,380            9.71

INDUSTRIALS  - 9.25%
General Electric Co.                                                                    40,000          1,330,000            1.48
Northrop Grumman Corp.                                                                  23,928          1,258,613            1.40
General Dynamics Corp.                                                                  12,000          1,185,840            1.31
Avery Dennison Corp.                                                                    15,000            908,550            1.01
ServiceMaster Co.                                                                       65,000            759,200             .84
Other securities                                                                                        2,888,895            3.21
                                                                                                        8,331,098            9.25

HEALTH CARE  - 8.64%
AstraZeneca PLC (ADR)                                                                   26,000          1,167,920            1.30
Eli Lilly and Co.                                                                       17,000          1,083,240            1.20
Johnson & Johnson                                                                       17,000            939,590            1.04
Becton, Dickinson and Co.                                                               17,000            802,910             .89
Other securities                                                                                        3,780,850            4.21
                                                                                                        7,774,510            8.64

ENERGY  - 6.58%
Royal Dutch Petroleum Co. (New York registered)                                         40,000          2,012,000            2.24
Exxon Mobil Corp.                                                                       30,000          1,389,000            1.54
ChevronTexaco Corp.                                                                     11,000          1,052,150            1.17
Marathon Oil Corp.                                                                      22,000            828,740             .92
Other securities                                                                                          643,200             .71
                                                                                                        5,925,090            6.58

TELECOMMUNICATION SERVICES  - 4.33%
Verizon Communications Inc.                                                             45,000          1,734,300            1.93
Sprint Corp. - FON Group                                                                46,000            859,280             .95
Other securities                                                                                        1,301,250            1.45
                                                                                                        3,894,830            4.33

UTILITIES  - 2.79%
NSTAR                                                                                   18,000            842,400             .93
Other securities                                                                                        1,669,419            1.86
                                                                                                        2,511,819            2.79

MATERIALS  - 2.39%
Rio Tinto PLC                                                                           32,000            832,974             .92
Other securities                                                                                        1,321,200            1.47
                                                                                                        2,154,174            2.39


TOTAL COMMON STOCKS (cost: $65,970,431)                                                                75,741,690           84.13



                                                                                     Principal             Market         Percent
                                                                                        amount              value          of net
CONVERTIBLE SECURITIES  - 1.75%                                                                                            assets

INFORMATION TECHNOLOGY  - 1.75%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                $  1,000,000     $    1,070,000            1.19%
Other securities                                                                                          504,375             .56


TOTAL CONVERTIBLE SECURITIES (cost: $1,593,220)                                                         1,574,375            1.75



                                                                                     Principal             Market         Percent
                                                                                  amount (000)              value          of net
SHORT-TERM SECURITIES  - 12.26%                                                                                            assets

U.S. Treasury Bills 1.106%-1.305% due 8/12 - 8/26/2004                                   2,600          2,598,353           2.89%
Park Avenue Receivables Co. LLC 1.30% due 8/12/2004 (2)                                  1,200          1,199,480            1.33
Federal Home Loan Bank 1.33% due 9/8/2004                                                1,200          1,198,244            1.33
Clipper Receivables Co. LLC 1.29% due 8/11/2004 (2)                                      1,000            999,606            1.11
Three Pillars Funding, LLC 1.35% due 8/17/2004 (2)                                       1,000            999,362            1.11
Triple-A One Funding Corp. 1.36% due 8/18/2004 (2)                                       1,000            999,320            1.11
General Electric Capital Corp. 1.33% due 8/2/2004                                          900            899,900            1.00
Colgate-Palmolive Co. 1.23% due 8/11/2004 (2)                                              900            899,662            1.00
Wal-Mart Stores Inc. 1.31% due 8/24/2004 (2)                                               800            799,301             .89
IBM Capital Inc. 1.25% due 8/5/2004 (2)                                                    443            442,923             .49


TOTAL SHORT-TERM SECURITIES (cost: $11,036,177)                                                        11,036,151           12.26


TOTAL INVESTMENT SECURITIES (cost: $78,599,828)                                                        88,352,216           98.14
Other assets less liabilities                                                                           1,675,975            1.86

NET ASSETS                                                                                            $90,028,191         100.00%

Other securities include all issues that are not required to be disclosed in the summary schedule of investments.

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "other securities" in the summary portfolio, was $6,339,654, which represented 7.04% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements


INVESTMENT PORTFOLIO

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.



BOND PORTFOLIO, July 31, 2004


[begin pie chart]
HOLDINGS BY INVESTMENT TYPE

Financials                                                   14.56
Consumer discretionary                                       13.18
Telecommunication services                                    7.42
Industrials                                                   6.98
Utilities                                                     5.06
Materials                                                     4.45
Health care                                                   2.30
Information technology                                        1.57
Other corporates                                              1.37
Corporate bonds                                                         56.89%


U.S. government and government agency obligations            17.79
Mortgage- and asset-backed obligations                       13.52
Preferred stocks                                              3.58
Convertible securities                                        0.64
Other                                                         2.71
Cash & equivalents                                            4.87


[end pie chart]

                                                                                            Principal         Market      Percent
                                                                                               amount          value       of net
BONDS AND NOTES  - 90.91%                                                                       (000)                      assets

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 17.79%
U.S. Treasury Obligations:
 11.625% 2004                                                                            $      1,765   $  1,815,461
 5.75% 2005                                                                                     1,750      1,826,842
 3.00% 2007                                                                                     1,250      1,242,775
 3.375% 2007   (1)                                                                                626        671,370
 14.00% 2011                                                                                      450        561,586
 4.375% 2012                                                                                      500        502,735
 11.250% 2015 (2)                                                                                 400        622,248
 6.875% 2025                                                                                    1,375      1,656,022        15.03
Fannie Mae:
 7.00% 2005                                                                                       750        783,060
 6.25% 2011                                                                                       250        270,980         1.78
Freddie Mac:
 4.25% 2005                                                                                       250        254,250
 5.75% 2010                                                                             Euro      250        329,450          .98
                                                                                                          10,536,779        17.79

FINANCIALS  - 14.56%
AT&T Capital Corp., Series F, 6.60% 2005                                                  $       250        255,986
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                 300        307,497
CIT Group Inc. 7.375% - 7.75% 2007 - 2012                                                         375        417,637         1.66
International Lease Finance Corp.:
 3.75% 2007                                                                                       300        300,035
 5.875% 2013                                                                                      300        311,217
AIG SunAmerica Global Financing VII 5.85% 2008 (3)                                                125        133,800         1.26
Washington Mutual, Inc. 5.625% 2007                                                               375        393,966
Washington Mutual Bank, FA 6.875% 2011                                                            250        276,627         1.13
Household Finance Corp. 6.75% 2011                                                                400        441,251          .74
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (3)  (4)                                    375        415,675          .70
Prudential Holdings, LLC, Series C, 8.695% 2023 (3)  (5)                                          250        307,092          .52
Other securities                                                                                           5,063,351         8.55
                                                                                                           8,624,134        14.56

MORTGAGE- AND ASSET BACKED OBLIGATIONS  - 13.52% (5)
Government National Mortgage Assn.:
 6.00% 2033                                                                                       331        341,454
 7.00% - 10.00% 2008 - 2032                                                                       710        770,786         1.88
Chase Commercial Mortgage Securities Corp.:
 Series 1998-2, Class A-2, 6.39% 2030 (2)                                                         375        405,823
 Series 2000-1, Class A-2, 7.757% 2032                                                            250        285,630         1.17
Fannie Mae 6.00% - 11.971% 2016 - 2041                                                            619        659,702         1.11
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                            500        541,483          .91
Freddie Mac 2.842 % - 8.75% 2008 - 2042                                                           511        514,768          .87
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II,
   4.38% 2034 (4)                                                                                 498        494,010          .83
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (3)                                       306        317,981          .54
Other securities                                                                                           3,677,158         6.21
                                                                                                           8,008,795        13.52

CONSUMER DISCRETIONARY  - 13.18%
General Motors Acceptance Corp:
 7.75% 2010                                                                                     1,100      1,200,923
 6.875% 2011                                                                                      300        308,401
 8.00% 2031                                                                                       125        127,284         2.76
Ford Motor Credit Co.:
 6.75% 2008                                                                                       300        314,725
 7.375% 2009                                                                                      500        537,028
 7.375% 2011                                                                                      650        690,717         2.60
Comcast Cable Communications, Inc. 8.375% 2007                                                    125        139,845
Tele-Communications, Inc. 7.875 % - 9.80% 2012 - 2013                                             465        560,314         1.18
DaimlerChrysler North America Holding Corp. 6.50% - 8.00% 2010 - 2013                             575        626,287         1.06
J.C. Penney Co., Inc. 7.95% 2017                                                                  400        454,000          .77
Toll Brothers, Inc. 6.875% 2012                                                                   375        405,648          .69
Gannett Co., Inc. 4.95% 2005                                                                      125        127,099          .21
Other securities                                                                                           2,315,142         3.91
                                                                                                           7,807,413        13.18

TELECOMMUNICATION SERVICES  - 7.42%
Sprint Capital Corp.:
 4.78% 2006                                                                                       500        511,877
 6.375% 2009                                                                                      500        534,833
 7.625% 2011                                                                                      350        393,555
 8.375% 2012                                                                                      125        146,666         2.68
AT&T Corp.:
 6.00% 2009                                                                                       250        238,224
 8.05% 2011 (4)                                                                                   450        465,799         1.19
France Telecom 8.75% 2011 (4)                                                                     400        467,309          .79
Other securities                                                                                           1,636,141         2.76
                                                                                                           4,394,404         7.42

INDUSTRIALS  - 6.98%
Deere & Co. 8.95% 2019                                                                            370        438,745          .74
Hutchison Whampoa International Ltd. 7.00% 2011 (3)                                               375        402,412          .68
Bombardier Inc. 6.30% 2014 (3)                                                                    375        324,244          .55
General Electric Capital Corp. 5.375 % - 6.00% 2007 - 2012                                        250        265,230          .45
Other securities                                                                                           2,704,727         4.56
                                                                                                           4,135,358         6.98

UTILITIES  - 5.06%
Exelon Generation Co., LLC 6.95% 2011                                                             300        331,760          .56
Homer City Funding LLC 8.734% 2026 (5)                                                            300        326,820          .55
Other securities                                                                                           2,336,004         3.95
                                                                                                           2,994,584         5.06

MATERIALS  - 4.45%
Weyerhaeuser Co. 6.75% 2012                                                                       375        410,613          .69
Packaging Corp. of America 5.75% 2013                                                             375        376,957          .64
Georgia-Pacific Corp. 7.50% 2006                                                                  353        375,063          .64
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009 (3)                                     375        360,320          .61
Norske Skogindustrier ASA 7.625% 2011 (3)                                                         300        332,717          .56
Other securities                                                                                             776,775         1.31
                                                                                                           2,632,445         4.45

HEALTH CARE  - 2.30%
Columbia/HCA Healthcare Corp. 7.00% 2007                                                          260        277,552
HCA Inc.:
 5.25% 2008                                                                                       300        301,507
 6.95% 2012                                                                                       215        226,840
HCA - The Healthcare Co. 8.75% 2010                                                               125        144,179         1.60
Other securities                                                                                             411,660          .70
                                                                                                           1,361,738         2.30

INFORMATION TECHNOLOGY  - 1.57%
Electronic Data Systems Corp. 7.125% 2009                                                         400        418,231          .71
Other securities                                                                                             511,783          .86
                                                                                                             930,014         1.57

OTHER CORPORATES - 1.37%                                                                                     809,220         1.37

OTHER - 2.71%                                                                                              1,605,457         2.71



TOTAL BONDS AND NOTES (cost: $52,799,633)                                                                 53,840,341        90.91



                                                                                  Shares or principal         Market      Percent
                                                                                               amount          value       of net
CONVERTIBLE SECURITIES  - 0.64%                                                                                            assets

TELECOMMUNICATION SERVICES  - 0.55%
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                       Euro    250,000        328,807          .55

CONSUMER DISCRETIONARY  - 0.09%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
   2032                                                                                         1,000 shares  53,450          .09


TOTAL CONVERTIBLE SECURITIES (cost: $283,462)                                                                382,257          .64


                                                                                               Shares         Market   Percent of
PREFERRED STOCKS  - 3.58%                                                                                      Value   net assets

FINANCIALS  - 3.58%
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (3)  (4)                       375,000        417,402          .71
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (3) (4)                      360,000        416,417          .70
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (3) (4)                        150,000        182,560          .31
Other securities                                                                                           1,101,136         1.86

TOTAL PREFERRED STOCKS (cost: $1,857,785)                                                                  2,117,515         3.58


                                                                                            Principal         Market      Percent
                                                                                               amount          value       of net
SHORT-TERM SECURITIES  - 3.24%                                                                  (000)                      assets


Gannett Co. 1.24% due 8/6/2004 (3)                                                       $      1,000    $   999,793         1.69
General Electric Capital Corp. 1.33% due 8/2/2004                                                 920        919,898         1.55

TOTAL SHORT-TERM SECURITIES (cost: $1,919,691)                                                             1,919,691         3.24


TOTAL INVESTMENT SECURITIES (cost: $56,860,571)                                                           58,259,804        98.37
Other assets less liabilities                                                                                965,250         1.63

NET ASSETS                                                                                               $59,225,054      100.00%

Other securities include all issues that are not required to be disclosed in the summary schedule of investments.

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "other securities" in the summary portfolio, was $8,657,251, which represented 14.62% of the net assets of the fund.
(4) Coupon rate may change periodically.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.


See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2004                                                                        Growth and Income                 Bond
                                                                                                Portfolio            Portfolio

ASSETS:
 Investment securities at market
  (cost: $78,599,828 and $56,860,571, respectively)                                           $88,352,216          $58,259,804
 Cash                                                                                              60,144               56,414
 Receivables for:
  Sales of investments                                                                            790,788                  217
  Sales of funds' shares                                                                          950,000              950,000
  Dividends and interest                                                                          193,686              808,693
  Total assets                                                                                 90,346,834           60,075,128

LIABILITIES:
 Payables for:
  Purchases of investments                                                                        222,505              724,532
  Repurchases of funds' shares                                                                     18,567               61,049
  Investment advisory services                                                                     37,954               24,897
  Other fees and expenses                                                                          39,617               39,596
  Total liabilities                                                                               318,643              850,074
NET ASSETS AT JULY 31, 2004                                                                   $90,028,191          $59,225,054

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                             $78,526,742          $58,682,743
 Undistributed (distributions in excess of) net investment income                                 146,581             (612,315)
 Accumulated net realized gain (loss)                                                           1,602,466             (244,451)
 Net unrealized appreciation                                                                    9,752,402            1,399,077
NET ASSETS AT JULY 31, 2004                                                                   $90,028,191          $59,225,054

Shares of beneficial interest issued and outstanding - unlimited shares authorized
Shares outstanding                                                                              6,385,726            3,543,074
Net asset value per share                                                                          $14.10               $16.72


See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended July 31, 2004
                                                                                        Growth and Income                 Bond
INVESTMENT INCOME:                                                                              Portfolio            Portfolio
 Income:
  Dividends (net of non-U.S. withholding
            tax of $22,833 on Growth and Income Portfolio)                                     $1,564,020              $51,750
  Interest                                                                                        217,112            3,295,434
  Total income                                                                                  1,781,132            3,347,184
 Fees and expenses:
  Investment advisory services                                                                    429,224              297,456
  Transfer agent services                                                                             391                  352
  Reports to shareholders                                                                          15,366               15,366
  Registration statement and prospectus                                                            19,328               14,771
  Trustees' travel expenses                                                                        15,817               15,817
  Auditing                                                                                         43,550               43,550
  Legal                                                                                            15,277               15,277
  Custodian                                                                                         1,285                  876
  Federal taxes                                                                                         -                  350
  Other                                                                                            11,023               11,009
  Total expenses                                                                                  551,261              414,824
 Net investment income                                                                          1,229,871            2,932,360

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION (DEPRECIATION) ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain on:
  Investments                                                                                   3,551,261            1,425,081
  Non-U.S. currency transactions                                                                   81,464                1,018
                                                                                                3,632,725            1,426,099
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                   5,608,920             (672,086)
  Non-U.S. currency translations                                                                      151               (1,125)
                                                                                                5,609,071             (673,211)
   Net realized gain and
    unrealized appreciation (depreciation)
    on investments and non-U.S. currency                                                        9,241,796              752,888
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                              $10,471,667           $3,685,248



See Notes to Financial Statements




GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       Year ended July 31
                                                                                                     2004                 2003
OPERATIONS:
 Net investment income                                                                         $1,229,871           $1,257,310
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                3,632,725           (1,290,096)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                             5,609,071            7,356,609
  Net increase in net assets
   resulting from operations                                                                   10,471,667            7,323,823

DIVIDENDS PAID TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME:                                                                   (1,232,643)          (1,157,157)

CAPITAL SHARE TRANSACTIONS                                                                      4,876,726            6,729,168

TOTAL INCREASE IN NET ASSETS                                                                   14,115,750           12,895,834

NET ASSETS:
 Beginning of period                                                                           75,912,441           63,016,607
 End of period (including undistributed net investment
  income: $146,581 and $152,165, respectively)                                                $90,028,191          $75,912,441


See Notes to Financial Statements




BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       Year ended July 31
                                                                                                     2004                 2003
OPERATIONS:
 Net investment income                                                                         $2,932,360           $2,964,984
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                1,426,099             (573,130)
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                                              (673,211)           3,036,755
  Net increase in net assets
   resulting from operations                                                                    3,685,248            5,428,609


DIVIDENDS PAID TO SHAREHOLDERS FROM NET
 INVESTMENT INCOME                                                                             (3,167,410)          (3,360,728)

CAPITAL SHARE TRANSACTIONS                                                                       (210,166)           6,719,202

TOTAL INCREASE IN NET ASSETS                                                                      307,672            8,787,083

NET ASSETS:
 Beginning of period                                                                           58,917,382           50,130,299
 End of period (including
  distributions in excess of net investment
  income: $612,315 and $587,414, respectively)                                                $59,225,054          $58,917,382


See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - ENDOWMENTS (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the trust's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          MORTGAGE DOLLAR ROLLS - Bond Portfolio may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

 3.      FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; paydowns on investments; net capital losses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds. As of July 31, 2004, the cost of investment securities for federal income tax purposes was $78,600,762 and $57,879,233 for Growth and Income Portfolio and Bond Portfolio, respectively.

During the fiscal year ended July 31, 2004, the Growth and Income Portfolio reclassified $2,812 from undistributed net investment income to undistributed net realized gains and the Bond Portfolio reclassified $209,799 from undistributed net realized gains and $350 from additional paid in capital to undistributed net investment income to align financial reporting with tax reporting.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                       Growth and Income
                                                                               Portfolio           Bond Portfolio
Undistributed net investment income and currency gains and losses               $147,515                 $421,614
Undistributed long-term capital gains                                          1,602,466                        -
Short-term capital loss deferrals expiring in 2011                                     -                 (244,451)
Gross unrealized appreciation on investment securities                        11,118,430                1,743,728
Gross unrealized depreciation on investment securities                        (1,366,976)              (1,363,157)
Net unrealized appreciation of investment securities                           9,751,454                  380,571

The numbers above reflect the utilization of the remaining capital loss carryforward of $1,669,659 for Growth and Income Portfolio, and $1,069,204 of the capital loss carryforward for Bond Portfolio. The remaining capital loss carryforward for Bond Portfolio will be used to offset any capital gains realized by the fund in future years through the expiration date. The funds will not make distributions from capital gains while a capital loss carryforward remains in that fund. Also included above are capital losses of $363,413 and $147,097 for Growth and Income Portfolio and Bond Portfolio, respectively, that were realized during the period November 1, 2002 through July 31, 2003. During the year ended July 31, 2004, the funds realized, on a tax basis, net capital gains of $3,635,537 and $1,216,301 for Growth and Income Portfolio and Bond Portfolio, respectively.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the funds' investment adviser, is the parent company of American Funds Service Company ("AFS"), the funds' transfer agent.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the funds. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2004, no such fee reduction was required.

TRANSFER AGENT SERVICES - The funds have transfer agent agreements with AFS. Under this agreement, the funds compensate AFS for transfer agent services including shareholder recordkeeping and communications.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the trust are or may be considered to be affiliated with CRMC and AFS. No affiliated or unaffiliated officers or Trustees received any compensation directly from the trust. The unaffiliated Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings. Beginning August 1, 2004, unaffiliated Trustees will also receive compensation from the trust for their services.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows:

                                                               Reinvestments                                        Net increase
                                           Sales                 dividends                Repurchases                (decrease)
                                     Amount     Shares        Amount   Shares          Amount     Shares          Amount    Shares
YEAR ENDED JULY 31, 2004
Growth and Income Portfolio    $ 11,072,274    797,740     $ 954,392   69,102    $ (7,149,940)  (519,826)    $ 4,876,726   347,016
Bond Portfolio                    8,137,204    482,260     2,552,116  152,086     (10,899,486)  (646,832)       (210,166)  (12,486)

YEAR ENDED JULY 31, 2003
Growth and Income Portfolio    $ 13,694,059  1,211,024     $ 905,266   79,171    $ (7,870,157)  (677,750)    $ 6,729,168   612,445
Bond Portfolio                    9,585,024    581,137     2,669,682  162,452      (5,535,504)  (335,102)      6,719,202   408,487



6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $24,596,506 and $20,919,072 and sales of investment securities of $25,018,962 and $22,902,575, respectively, during the year ended July 31, 2004. Short-term securities transactions were excluded.

The funds receive a reduction in their custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2004, the custodian fees of $1,285 and $876 for Growth and Income Portfolio and Bond Portfolio, respectively, were offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS

                                                                       Income (loss) from investment operations(1)
                                                                                               Net
                                                        Net asset                   gains (losses)
                                                           value,            Net     on securities       Total from
                                                        beginning     investment    (both realized       investment
GROWTH AND INCOME PORTFOLIO                               of year         income    and unrealized)      operations
 Year ended 7/31/2004                                      $12.57           $.20             $1.53            $1.73
 Year ended 7/31/2003                                       11.61            .22               .94             1.16
 Year ended 7/31/2002                                       13.11            .23             (1.33)           (1.10)
 Year ended 7/31/2001                                       11.94            .30              1.81             2.11
 Year ended 7/31/2000                                       13.91            .37              (.89)            (.52)


                                                                         Income from investment operations(1)
                                                                                               Net
                                                        Net asset                   gains (losses)
                                                           value,            Net     on securities       Total from
                                                        beginning     investment    (both realized       investment
BOND PORTFOLIO                                            of year         income    and unrealized)      operations
 Year ended 7/31/2004                                      $16.57           $.83              $.22            $1.05
 Year ended 7/31/2003                                       15.93            .89               .77             1.66
 Year ended 7/31/2002                                       16.56            .99              (.53)             .46
 Year ended 7/31/2001                                       15.79           1.16               .77             1.93
 Year ended 7/31/2000                                       16.17           1.16              (.37)             .79




                                                           Dividends and distributions

                                                         Dividends
                                                         (from net  Distributions             Total       Net asset
                                                        investment  (from capital     dividends and      value, end
GROWTH AND INCOME PORTFOLIO                                income)         gains)     distributions         of year
 Year ended 7/31/2004                                       ($.20)           $ -             ($.20)          $14.10
 Year ended 7/31/2003                                        (.20)             -              (.20)           12.57
 Year ended 7/31/2002                                        (.24)          (.16)             (.40)           11.61
 Year ended 7/31/2001                                        (.34)          (.60)             (.94)           13.11
 Year ended 7/31/2000                                        (.34)         (1.11)            (1.45)           11.94


                                                                       Dividends and distributions

                                                         Dividends
                                                         (from net Distributions              Total       Net asset
                                                        investment (from capital      dividends and      value, end
BOND PORTFOLIO                                             income)        gains)      distributions         of year
 Year ended 7/31/2004                                       ($.90)           $ -             ($.90)          $16.72
 Year ended 7/31/2003                                       (1.02)             -             (1.02)           16.57
 Year ended 7/31/2002                                       (1.09)             -             (1.09)           15.93
 Year ended 7/31/2001                                       (1.16)             -             (1.16)           16.56
 Year ended 7/31/2000                                       (1.16)          (.01)            (1.17)           15.79



                                                                                   Ratio of        Ratio of
                                                                   Net assets,      expenses      net income      Portfolio
                                                          Total    end of year    to average      to average       turnover
GROWTH AND INCOME PORTFOLIO                              return   (in millions)   net assets      net assets           rate
 Year ended 7/31/2004                                    13.81%            $90          .64%           1.43%            32%
 Year ended 7/31/2003                                     10.18             76           .68            1.88             29
 Year ended 7/31/2002                                     (8.60)            63           .66            1.81             50
 Year ended 7/31/2001                                     18.23             61           .71            2.32             49
 Year ended 7/31/2000                                     (3.31)            50           .73            3.03             60




                                                                                   Ratio of        Ratio of
                                                                   Net assets,      expenses      net income      Portfolio
                                                          Total    end of year    to average      to average       turnover
BOND PORTFOLIO                                           return   (in millions)   net assets      net assets           rate
 Year ended 7/31/2004                                     6.37%            $59          .70%           4.93%            36%
 Year ended 7/31/2003                                     10.64             59           .71            5.38             25
 Year ended 7/31/2002                                      2.82             50           .70            6.07             70
 Year ended 7/31/2001                                     12.67             46           .75 (2)        7.18             48
 Year ended 7/31/2000                                      5.13             32           .75 (2)        7.31             59


(1) Year ended 2000 is based on shares outstanding on the last day of the year; all other years are based on average shares outstanding.
(2) Had CRMC not waived fees for investment advisory services, the fund's expense ratio would have been 0.79% and 0.86% for the fiscal years ended 2001 and 2000, respectively.

See Notes to Financial Statements


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ENDOWMENTS:

We have audited the accompanying statement of assets and liabilities of ENDOWMENTS (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolio, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting ENDOWMENTS as of July 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Los Angeles, California
September 14, 2004




TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the trust's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Growth and Income Portfolio and Bond Portfolio fiscal year ending July 31, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Growth and Income Portfolio from ordinary income earned during the fiscal year are considered qualified dividend income. Bond Portfolio paid out dividends of $23,000 from ordinary income earned during the fiscal year that are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the Growth and Income Portfolio from ordinary income earned during the fiscal year represent qualifying dividends and $23,000 of the dividends paid by Bond Portfolio from ordinary income.

Certain states may exempt from income taxation that portion of dividends paid by the funds from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $20,000 and $556,000 of the dividends paid from ordinary income earned by Growth and Income Portfolio and Bond Portfolio, respectively, during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




EXPENSE EXAMPLE       (unaudited)

As a shareholder of the funds, you incur certain ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 through July 31, 2004).

ACTUAL  EXPENSES:
The first line for each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. Shareholders may be subject to fees charged by financial intermediaries. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that first line under the heading entitled "Ending account value."


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line for each fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Shareholders may be subject to fees charged by financial intermediaries. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the second line under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that second line under the heading entitled "Ending account value."

                                               Beginning Account         Ending Account         Expenses paid           Annualized
                                                  Value 2/1/2004        Value 7/31/2004      During Period(1)        Expense Ratio


Growth & Income Portfolio -- actual return      $      1,000.00           $      986.70                $ 3.11                 .63%
Growth & Income Portfolio -- assumed 5% return         1,000.00                1,021.73                  3.17                 .63
Bond Portfolio -- actual return                        1,000.00                1,000.58                  3.43                 .69
Bond Portfolio -- assumed 5% return                    1,000.00                1,021.43                  3.47                 .69

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).


BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                           Year first
                                              elected
Name, age and                               a Trustee
Telephone number                      of the trust(1)         Principal occupation(s) during past five years

ROBERT J. DENISON, 63                           2003          Chair, First Security Management (private
505/988-5415                                                  investments)

STEVEN D. LAVINE, Ph.D., 57                     1994          President, California Institute of the Arts
661/255-1050

JOSEPH M. LUMARDA, 44                           2000          Executive Vice President and Chief Operating
213/413-4130                                                  Officer, California Community Foundation

PATRICIA A. MCBRIDE, 61                         1988          Chief Financial Officer, Cosmetic and Maxillofacial
214/368-0268                                                  Surgery Center

GAIL L. NEALE, 69                               1998          President, The Lovejoy Consulting Group, Inc.
802/658-5673                                                  (a pro bono consulting group advising nonprofit organizations)

ROBERT C. ZIEBARTH, 68                          1993          Management consultant, Ziebarth Company
208/725-0535                                                  (management and financial consulting)


"NON-INTERESTED" TRUSTEES
                                            Number of
                                           portfolios
                                              in fund
                                           complex(2)
Name, age and                                overseen
Telephone number                           by Trustee         Other directorships(3) held by Trustee

ROBERT J. DENISON, 63                             2           None
505/988-5415

STEVEN D. LAVINE, Ph.D., 57                       2           None
661/255-1050

JOSEPH M. LUMARDA, 44                             2           None
213/413-4130

PATRICIA A. MCBRIDE, 61                           2           None
214/368-0268

GAIL L. NEALE, 69                                 6           None
802/658-5673

ROBERT C. ZIEBARTH, 68                            2           None
208/725-0535


"INTERESTED" TRUSTEES(4)

                                           Year first
                                            elected a
Name, age,                                 Trustee or         Principal occupation(s) during past five years
position with trust                           officer         and positions held with affiliated entities or the
and telephone number                  of the trust(1)         principal underwriter of the trust

ROBERT G. O'DONNELL, 60                         1995          Senior Vice President and Director, Capital
Chairman of the Board and                                     Research and Management Company
Principal Executive Officer
415/393-7120

FRANK L. ELLSWORTH, 61                          1992          President, The Japan Society; former Vice President,
212/832-1155                                                  Capital Research and Management Company

THOMAS E. TERRY, 66                             1969          Consultant; former Vice President and Secretary,
608/256-9910                                                  Capital Research and Management Company


"INTERESTED" TRUSTEES(4)

                                            Number of
                                           portfolios
                                              in fund
Name, age,                                 complex(2)
position with trust                       overseen by
and telephone number                          Trustee         Other directorships(3) held by Trustee

ROBERT G. O'DONNELL, 60                           4           None
Chairman of the Board and
Principal Executive Officer
415/393-7120

FRANK L. ELLSWORTH, 61                            2           None
212/832-1155

THOMAS E. TERRY, 66                               2           None
608/256-9910

Trustee Emeritus

ROBERT B. EGELSTON, 73                                        Former Chairman of the Board, The Capital Group Companies, Inc.(5)

THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
TRUSTEES AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS
SERVICE  COMPANY AT  800/421-0180.  THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF
THE TRUST IS 333 SOUTH HOPE  STREET,  LOS  ANGELES,  CA 90071,  ATTENTION:  FUND
SECRETARY

Other officers(6)

                                           Year first
                                              elected         Principal occupation(s) during past five years
Name, age and                              an officer         and positions held with affiliated entities or
position with trust                   of the trust(1)         the principal underwriter of the trust

CLAUDIA P. HUNTINGTON, 52                       1996          Senior Vice President, Capital Research and
President                                                     Management Company

ABNER D. GOLDSTINE, 74                          1995          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

JOHN H. SMET, 48                                1996          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

GREGORY D. JOHNSON, 41                          2000          Senior Vice President, Capital Research Company(5)
Vice President

KRISTA M. JOHNSON, 39                           2000          Assistant Vice President -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

PATRICK F. QUAN, 46                             1986          Vice President -- Fund Business Management
Vice President and Secretary                                  Group, Capital Research and Management Company

SUSI M. SILVERMAN, 34                           1998          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

DAYNA G. YAMABE, 37                             2003          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Trustees and officers of the trust serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages
    American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.
(5) Company affiliated with Capital Research and Management Company.
(6) All of the officers listed, except Krista M. Johnson, are officers and/or directors/trustees of one or more of the other funds for which Capital
    Research and Management Company serves as investment adviser.


[logo - Capital Research and Management(SM)]

OFFICE OF THE TRUST
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two California Plaza
350 Grand Avenue
Los Angeles, CA 90071-3462

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

This report is for the information of shareholders of ENDOWMENTS, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

FOR MORE INFORMATION ABOUT ANY OF THE AMERICAN FUNDS, PLEASE ASK YOUR INVESTMENT PROFESSIONAL FOR A PROSPECTUS.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180, VISITING THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE ENDOWMENTS WEBSITE AT AMERICANFUNDS.COM/ENDOWMENTS AND ON THE SEC WEBSITE.

A complete portfolio of ENDOWMENTS' investments is available upon request, free of charge, by calling American Funds Service Company or accessing the U.S. Securities and Exchange Commission website.

ENDOWMENTS files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by reviewing and copying them at the Commission's Public Reference Room in Washington, D.C. (202/942-8090). You may also call American Funds Service Company.

THE CAPITAL GROUP COMPANIES

Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds

Lit. No. MFGEAR-985-0904P

Litho in USA SWD/PN/6375-S325

(C) 2004 ENDOWMENTS

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, P.O. Box 7650, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Robert C. Ziebarth, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:

        a) Audit Fees:
                                    2003             $62,000
                                    2004             $66,000
        b) Audit- Related Fees:
                                    2003             none
                                    2004             $5,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
        c) Tax Fees:
                                    2003             $8,000
                                    2004             $8,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns.

        d) All Other Fees:
                                   2003              none
                                   2004              none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

        b) Audit- Related Fees:
                                   2003              $358,000
                                   2004              $212,000
                                   The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

        c) Tax Fees:
                                   2003              none
                                   2004              none
        d) All Other Fees:
                                   2003              none
                                   2004              none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $374,000 for fiscal year 2003 and $257,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

ENDOWMENTS, GROWTH AND INCOME PORTFOLIO
INVESTMENT PORTFOLIO

July 31, 2004


COMMON STOCKS -- 84.13%                                                                            Shares     Market value


CONSUMER STAPLES -- 14.96%
Altria Group, Inc.                                                                                 45,000     $  2,142,000
PepsiCo, Inc.                                                                                      30,000        1,500,000
Wal-Mart Stores, Inc.                                                                              26,000        1,378,260
Walgreen Co.                                                                                       37,000        1,346,800
Sara Lee Corp.                                                                                     50,000        1,098,000
Anheuser-Busch Companies, Inc.                                                                     20,000        1,038,000
Avon Products, Inc.                                                                                17,000          731,170
WD-40 Co.                                                                                          26,000          685,880
Coca-Cola Co.                                                                                      15,000          657,900
General Mills, Inc.                                                                                14,000          628,600
Procter & Gamble Co.                                                                               12,000          625,800
Albertson's, Inc.                                                                                  25,000          609,750
Wm. Wrigley Jr. Co.                                                                                10,000          604,000
Del Monte Foods Co. (1)                                                                            40,000          421,600
                                                                                                                13,467,760

FINANCIALS -- 14.52%
Marsh & McLennan Companies, Inc.                                                                   38,000        1,686,440
Wells Fargo & Co.                                                                                  25,000        1,435,250
Berkshire Hathaway Inc., Class A (1)                                                                   15        1,308,750
American Express Co.                                                                               25,000        1,256,250
Fannie Mae                                                                                         14,000          993,440
Bank of America Corp.                                                                              11,106          944,121
Fulton Financial Corp.                                                                             41,780          856,908
Freddie Mac                                                                                        12,000          771,720
J.P. Morgan Chase & Co.                                                                            20,000          746,600
Jefferson-Pilot Corp.                                                                              15,000          722,700
SunTrust Banks, Inc.                                                                               10,000          659,500
U.S. Bancorp                                                                                       20,000          566,000
American International Group, Inc.                                                                  8,000          565,200
St. Paul Travelers Companies, Inc.                                                                 15,000          556,050
                                                                                                                13,068,929

INFORMATION TECHNOLOGY -- 10.96%
Microsoft Corp.                                                                                    63,000        1,792,980
Texas Instruments Inc.                                                                             75,000        1,599,750
Cisco Systems, Inc. (1)                                                                            52,000        1,084,720
International Business Machines Corp.                                                              10,000          870,700
Applied Materials, Inc. (1)                                                                        40,000          678,800
First Data Corp.                                                                                   15,000          669,150
Symbol Technologies, Inc.                                                                          50,000          654,500
Linear Technology Corp.                                                                            15,000          586,500
Intel Corp.                                                                                        20,000          487,600
Dell Inc. (1)                                                                                      12,000          425,640
Oracle Corp. (1)                                                                                   40,000          420,400
EMC Corp. (1)                                                                                      30,000          329,100
Nokia Corp. (ADR)                                                                                  23,000          267,260
                                                                                                                 9,867,100

CONSUMER DISCRETIONARY -- 9.71%
Lowe's Companies, Inc.                                                                             27,000        1,315,440
Time Warner Inc. (1)                                                                               75,000        1,248,750
Dollar General Corp.                                                                               43,000          829,900
Garmin Ltd.                                                                                        22,000          825,000
General Motors Corp.                                                                               17,000          733,380
Delphi Corp.                                                                                       75,000          713,250
Target Corp.                                                                                       15,000          654,000
Gentex Corp.                                                                                       15,000          537,000
Home Depot, Inc.                                                                                   15,000          505,800
Gannett Co., Inc.                                                                                   6,000          498,840
TJX Companies, Inc.                                                                                20,000          469,400
Walt Disney Co.                                                                                    18,000          415,620
                                                                                                                 8,746,380

INDUSTRIALS -- 9.25%
General Electric Co.                                                                               40,000        1,330,000
Northrop Grumman Corp.                                                                             23,928        1,258,613
General Dynamics Corp.                                                                             12,000        1,185,840
Avery Dennison Corp.                                                                               15,000          908,550
ServiceMaster Co.                                                                                  65,000          759,200
Burlington Northern Santa Fe Corp.                                                                 20,000          709,600
Raytheon Co.                                                                                       18,500          620,675
Illinois Tool Works Inc.                                                                            6,000          543,120
Lockheed Martin Corp.                                                                              10,000          529,900
Emerson Electric Co.                                                                                8,000          485,600
                                                                                                                 8,331,098

HEALTH CARE -- 8.64%
AstraZeneca PLC (ADR)                                                                              26,000        1,167,920
Eli Lilly and Co.                                                                                  17,000        1,083,240
Johnson & Johnson                                                                                  17,000          939,590
Becton, Dickinson and Co.                                                                          17,000          802,910
Pfizer Inc                                                                                         22,000          703,120
Merck & Co., Inc.                                                                                  14,000          634,900
Abbott Laboratories                                                                                15,000          590,250
Medco Health Solutions, Inc. (1)                                                                   18,000          545,400
Bristol-Myers Squibb Co.                                                                           23,000          526,700
CIGNA Corp.                                                                                         8,000          496,080
Amgen Inc. (1)                                                                                      5,000          284,400
                                                                                                                 7,774,510

ENERGY -- 6.58%
Royal Dutch Petroleum Co. (New York registered)                                                    40,000        2,012,000
Exxon Mobil Corp.                                                                                  30,000        1,389,000
ChevronTexaco Corp.                                                                                11,000        1,052,150
Marathon Oil Corp.                                                                                 22,000          828,740
Schlumberger Ltd.                                                                                  10,000          643,200
                                                                                                                 5,925,090

TELECOMMUNICATION SERVICES -- 4.33%
Verizon Communications Inc.                                                                        45,000      $ 1,734,300
Sprint Corp. - FON Group                                                                           46,000          859,280
BellSouth Corp.                                                                                    25,000          677,250
ALLTEL Corp.                                                                                       12,000          624,000
                                                                                                                 3,894,830

UTILITIES -- 2.79%
NSTAR                                                                                              18,000          842,400
Duke Energy Corp.                                                                                  30,000          645,000
FirstEnergy Corp.                                                                                  13,267          518,739
Progress Energy, Inc.                                                                              12,000          505,680
                                                                                                                 2,511,819

MATERIALS -- 2.39%
Rio Tinto PLC                                                                                      32,000          832,974
Air Products and Chemicals, Inc.                                                                   13,000          672,750
International Paper Co.                                                                            15,000          648,450
                                                                                                                 2,154,174


TOTAL COMMON STOCKS (cost: $65,970,431)                                                                         75,741,690




CONVERTIBLE SECURITIES -- 1.75%                                                          Principal amount


INFORMATION TECHNOLOGY -- 1.75%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                             $1,000,000        1,070,000
Agere Systems Inc. 6.50% convertible notes 2009                                                   500,000          504,375


TOTAL CONVERTIBLE SECURITIES (cost: $1,593,220)                                                                  1,574,375




SHORT-TERM SECURITIES -- 12.26%


U.S. Treasury Bills 1.106% due 8/12/2004                                                        1,400,000        1,399,484
U.S. Treasury Bills 1.305% due 8/26/2004                                                        1,200,000        1,198,869
Park Avenue Receivables Co. LLC 1.30% due 8/12/2004 (2)                                         1,200,000        1,199,480
Federal Home Loan Bank 1.33% due 9/8/2004                                                       1,200,000        1,198,244
Clipper Receivables Co. LLC 1.29% due 8/11/2004 (2)                                             1,000,000          999,606
Three Pillars Funding, LLC 1.35% due 8/17/2004 (2)                                              1,000,000          999,362
Triple-A One Funding Corp. 1.36% due 8/18/2004 (2)                                              1,000,000          999,320
General Electric Capital Corp. 1.33% due 8/2/2004                                                 900,000          899,900
Colgate-Palmolive Co. 1.23% due 8/11/2004 (2)                                                     900,000          899,662
Wal-Mart Stores Inc. 1.31% due 8/24/2004 (2)                                                      800,000          799,301
IBM Capital Inc. 1.25% due 8/5/2004 (2)                                                           443,000          442,923


TOTAL SHORT-TERM SECURITIES (cost: $11,036,177)                                                                 11,036,151






                                                                                                              Market value


TOTAL INVESTMENT SECURITIES (cost: $78,599,828)                                                                 88,352,216
Other assets less liabilities                                                                                    1,675,975

NET ASSETS                                                                                                     $90,028,191



(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all restricted securities was $6,339,654, which represented 7.04% of the net assets of the fund.

ADR = American Depositary Receipts






ENDOWMENTS, BOND PORTFOLIO
INVESTMENT PORTFOLIO

July 31, 2004


                                                                                         Principal amount
BONDS & NOTES -- 90.91%                                                                             (000)     Market value


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 17.79%
U.S. Treasury Obligations 11.625% 2004                                                          $   1,765     $  1,815,461
U.S. Treasury Obligations 5.75% 2005                                                                1,750        1,826,842
U.S. Treasury Obligations 3.00% 2007                                                                1,250        1,242,775
U.S. Treasury Obligations 3.375% 2007 (1)                                                             626          671,370
U.S. Treasury Obligations 14.00% 2011                                                                 450          561,586
U.S. Treasury Obligations 4.375% 2012                                                                 500          502,735
U.S. Treasury Obligations 11.250% 2015 (2)                                                            400          622,248
U.S. Treasury Obligations 6.875% 2025                                                               1,375        1,656,022
Fannie Mae 7.00% 2005                                                                                 750          783,060
Fannie Mae 6.25% 2011                                                                                 250          270,980
Freddie Mac 4.25% 2005                                                                                250          254,250
Freddie Mac 5.75% 2010                                                                         (euro) 250          329,450
                                                                                                                10,536,779

FINANCIALS -- 14.56%
AT&T Capital Corp., Series F, 6.60% 2005                                                              250          255,986
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                     300          307,497
CIT Group Inc. 7.375% 2007                                                                            250          273,845
CIT Group Inc. 7.75% 2012                                                                             125          143,792
International Lease Finance Corp. 3.75% 2007                                                          300          300,035
AIG SunAmerica Global Financing VII 5.85% 2008 (3)                                                    125          133,800
International Lease Finance Corp. 5.875% 2013                                                         300          311,217
Washington Mutual, Inc. 5.625% 2007                                                                   375          393,966
Washington Mutual Bank, FA 6.875% 2011                                                                250          276,627
Household Finance Corp. 6.375% 2011                                                                   125          134,925
Household Finance Corp. 6.75% 2011                                                                    400          441,251
Abbey National PLC 6.70% (undated) (4)                                                                250          270,164
Abbey National PLC 7.35% (undated) (4)                                                                200          215,468
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (3),(4)                                         375          415,675
Prudential Holdings, LLC, Series C, 8.695% 2023 (3),(5)                                               250          307,092
Countrywide Home Loans, Inc., Series L, 4.00% 2011                                                    300          283,307
EOP Operating LP 8.10% 2010                                                                           125          143,687
EOP Operating LP 6.75% 2012                                                                           125          135,702
UFJ Finance Aruba AEC 6.75% 2013                                                                      250          269,005
ACE INA Holdings Inc. 5.875% 2014                                                                     250          256,274
Bayerische Landesbank, Series F, 2.50% 2006                                                           250          249,066
Barclays Bank PLC 7.375% (undated) (3),(4)                                                            125          141,766
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated) (3),(4)                      100          105,263
Hospitality Properties Trust 6.75% 2013                                                               215          225,656
MBNA Corp., Series B, 1.979% 2027 (4)                                                                 200          189,360
Nationwide Mutual Insurance Co. 7.875% 2033 (3)                                                       125          144,031
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated) (3),(4)                              125          140,481
Rouse Co. 7.20% 2012                                                                                  125          139,067
ReliaStar Financial Corp. 8.00% 2006                                                                  125          138,054
First Industrial, LP 6.875% 2012                                                                      125          135,141
ProLogis Trust 7.05% 2006                                                                             125          134,944
United Dominion Realty Trust, Inc. 6.50% 2009                                                         125          134,882
USA Education, Inc. 5.625% 2007                                                                       125          131,667
Monumental Global Funding Trust II-2002-A, Series A, 5.20% 2007 (3)                                   125          131,098
Allstate Financial Global Funding LLC 5.25% 2007 (3)                                                  125          130,869
J.P. Morgan Chase & Co. 5.75% 2013                                                                    125          128,754
Mizuho Financial Group (Cayman) Ltd. 5.79% 2014 (3)                                                   125          124,933
Simon Property Group, LP 4.875% 2010                                                                  125          124,807
Mangrove Bay Pass Through Trust 6.102% 2033 (3),(4)                                                   125          124,667
HBOS Treasury Services PLC 3.75% 2008 (3)                                                             125          124,017
Hartford Financial Services Group, Inc. 2.375% 2006                                                   125          123,387
John Hancock Global Funding II, Series 2004-A, 3.50% 2009 (3)                                         125          121,949
MetLife, Inc. 3.911% 2005                                                                             105          106,378
Capital One Bank 8.25% 2005                                                                           100          104,582
                                                                                                                 8,624,134

MORTGAGE- AND ASSET-BACKED OBLIGATIONS (5) -- 13.52%
Government National Mortgage Assn. 8.50% 2008                                                          31           33,239
Government National Mortgage Assn. 10.00% 2020                                                         85           97,426
Government National Mortgage Assn. 7.50% 2023                                                          25           26,930
Government National Mortgage Assn. 8.00% 2023                                                          49           53,788
Government National Mortgage Assn. 8.00% 2023                                                          47           51,388
Government National Mortgage Assn. 7.00% 2024                                                          34           36,866
Government National Mortgage Assn. 7.00% 2024                                                          26           27,735
Government National Mortgage Assn. 7.50% 2024                                                          45           48,605
Government National Mortgage Assn. 7.00% 2025                                                          68           73,217
Government National Mortgage Assn. 7.00% 2025                                                          30           31,521
Government National Mortgage Assn. 7.00% 2028                                                          29           31,276
Government National Mortgage Assn. 7.00% 2029                                                          31           32,552
Government National Mortgage Assn. 7.00% 2029                                                          27           28,408
Government National Mortgage Assn. 7.50% 2030                                                          26           28,338
Government National Mortgage Assn. 7.50% 2030                                                          13           13,890
Government National Mortgage Assn. 8.00% 2030                                                          24           26,100
Government National Mortgage Assn. 8.00% 2030                                                          20           22,259
Government National Mortgage Assn. 8.00% 2031                                                          14           15,317
Government National Mortgage Assn. 7.00% 2032                                                          52           55,831
Government National Mortgage Assn. 7.50% 2032                                                          34           36,100
Government National Mortgage Assn. 6.00% 2033                                                         331          341,454
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39%
   2030 (2)                                                                                           375          405,823
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757%
   2032                                                                                               250          285,630
Fannie Mae 6.00% 2016                                                                                  46           48,524
Fannie Mae Series 2001-4, Class GA, 10.218% 2025 (4)                                                   71           80,204
Fannie Mae 7.00% 2026                                                                                  42           45,024
Fannie Mae 6.50% 2031                                                                                  35           36,639
Fannie Mae 7.00% 2031                                                                                  29           30,375
Fannie Mae 7.50% 2031                                                                                  21           22,100
Fannie Mae Series 2001-20, Class C, 11.971% 2031 (4)                                                   71           83,921
Fannie Mae 6.00% 2034                                                                                 250          255,470
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                     54           57,445
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                                500          541,483
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.209% 2030 (4)                             250          272,191
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.209% 2030 (4)                             250          259,840
Freddie Mac 8.75% 2008                                                                                 10           10,371
Freddie Mac 6.00% 2034                                                                                250          255,390
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                    250          248,288
Freddie Mac, Series T-042, Class A-2, 5.50% 2042                                                        1              719
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II,
   4.38% 2034 (4)                                                                                     498          494,010
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-B-1, 8.395%
   2016 (5)                                                                                           125          128,943
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020 (5)                       200          212,500
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2,
   5.935% 2034                                                                                        125          129,643
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1A,
   6.26% 2040                                                                                          62           63,388
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B,
   6.48% 2040                                                                                         125          135,394
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263                                              306          317,981
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2,
   6.48% 2035                                                                                         250          273,679
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009 (5)                                250          270,839
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3,
   6.16% 2035                                                                                         250          268,558
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2010                               125          144,994
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41%
   2010 (3),(5)                                                                                       166          165,814
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,
   Series 1999-1, Class B, 7.619% 2031                                                                125          142,296
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                125          136,371
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60%
   2011 (3),(5)                                                                                       125          134,887
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011 (3)                               122          125,978
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.733% 2034 (4)                              122          125,532
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A-3,
   6.869% 2029                                                                                        110          118,285
Green Tree Financial Corp., Series 1996-5, Class B-2, 8.45% 2027 (5)                                  239           52,678
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3,
   Class A-2, 5.16% 2033 (5)                                                                           59           59,847
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                 101          106,114
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.523%
   2027 (3),(4)                                                                                        90           97,454
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A,
   4.23% 2034 (4)                                                                                      98           96,997
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.054% 2033 (4)                                    83           83,346
Ameriquest Mortgage Securities Inc., Series 2003-5, Class A-2, 2.43% 2033 (5)                          72           71,590
                                                                                                                 8,008,795

CONSUMER DISCRETIONARY -- 13.18%
General Motors Acceptance Corp. 7.75% 2010                                                          1,100        1,200,923
General Motors Acceptance Corp. 6.875% 2011                                                           300          308,401
General Motors Acceptance Corp. 8.00% 2031                                                            125          127,284
Ford Motor Credit Co. 6.75% 2008                                                                      300          314,725
Ford Motor Credit Co. 7.375% 2009                                                                     500          537,028
Ford Motor Credit Co. 7.375% 2011                                                                     650          690,717
Comcast Cable Communications, Inc. 8.375% 2007                                                        125          139,845
Tele-Communications, Inc. 9.80% 2012                                                                  215          272,379
Tele-Communications, Inc. 7.875% 2013                                                                 250          287,935
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                200          227,472
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                125          137,969
DaimlerChrysler North America Holding Corp. 6.50% 2013                                                250          260,846
J.C. Penney Co., Inc. 7.95% 2017                                                                      400          454,000
Toll Brothers, Inc. 6.875% 2012                                                                       375          405,648
Toys "R" Us, Inc. 7.875% 2013                                                                         250          256,875
Toys "R" Us, Inc. 7.375% 2018                                                                         125          119,375
ArvinMeritor, Inc. 6.625% 2007                                                                        250          257,500
MDC Holdings, Inc. 5.50% 2013                                                                         250          245,461
Office Depot, Inc. 6.25% 2013                                                                         200          208,752
Centex Corp. 4.75% 2008                                                                               150          152,330
Univision Communications Inc. 7.85% 2011                                                              125          145,556
Pulte Homes, Inc. 8.125% 2011                                                                         125          143,136
Liberty Media Corp. 7.875% 2009                                                                       125          140,191
AOL Time Warner Inc. 7.625% 2031                                                                      125          137,933
Clear Channel Communications, Inc. 6.625% 2008                                                        125          133,968
Hyatt Equities, LLC 6.875% 2007 (3)                                                                   125          133,266
Gannett Co., Inc. 4.95% 2005                                                                          125          127,099
Carnival Corp. 3.75% 2007                                                                             125          124,245
Cox Communications, Inc. 4.625% 2013                                                                  125          116,554
                                                                                                                 7,807,413

TELECOMMUNICATION SERVICES -- 7.42%
Sprint Capital Corp. 4.78% 2006                                                                       500          511,877
Sprint Capital Corp. 6.375% 2009                                                                      500          534,833
Sprint Capital Corp. 7.625% 2011                                                                      350          393,555
Sprint Capital Corp. 8.375% 2012                                                                      125          146,666
AT&T Corp. 6.00% 2009                                                                                 250          238,224
AT&T Corp. 8.05% 2011 (4)                                                                             450          465,799
France Telecom 8.75% 2011 (4)                                                                         400          467,309
AT&T Wireless Services, Inc. 7.875% 2011                                                              200          230,169
AT&T Wireless Services, Inc. 8.125% 2012                                                              200          234,349
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                       250          261,252
Qwest Services Corp. 14.00% 2010 (3)                                                                  176          207,020
British Telecommunications PLC 8.375% 2010 (4)                                                        125          147,511
Koninklijke KPN NV 8.00% 2010                                                                         125          145,582
Vodafone Group PLC 7.75% 2010                                                                         125          144,316
TELUS Corp. 8.00% 2011                                                                                125          142,943
Telecom Italia SpA, Series B, 5.25% 2013 (3)                                                          125          122,999
                                                                                                                 4,394,404

INDUSTRIALS -- 6.98%
John Deere Capital Corp. 3.90% 2008                                                                   125          125,550
Deere & Co. 8.95% 2019                                                                                370          438,745
Northwest Airlines Trust 9.25% 2012 (5)                                                               145          145,077
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020 (5)                                     202          217,283
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023                                       192          185,800
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011                                     300          279,214
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022 (5)                                 212          207,489
Delta Air Lines, Inc., Series 2003-1, Class G, AMBAC insured, 2.41% 2009 (4),(5)                      227          228,389
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012                                           200          180,983
Hutchison Whampoa International Ltd. 7.00% 2011 (3)                                                   375          402,412
Bombardier Inc. 6.30% 2014 (3)                                                                        375          324,244
Cendant Corp. 7.375% 2013                                                                             250          283,581
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664%
   2013 (3),(5)                                                                                       252          272,540
General Electric Capital Corp., Series A, 5.375% 2007                                                 125          131,567
General Electric Capital Corp., Series A, 6.00% 2012                                                  125          133,663
Tyco International Group SA 6.375% 2011                                                               200          215,222
America West Airlines, Inc., Series 2000-1, Class G, AMBAC insured,
   8.057% 2022 (5)                                                                                    127          138,953
Union Pacific Railroad Co. Pass Through Trust, Series 2003-1, 4.698% 2024 (5)                         125          117,409
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured,
   5.70% 2023 (3),(5)                                                                                  97           99,737
Jet Equipment Trust, Series 1994-A, 11.79% 2013 (3),(6)                                               750            7,500
                                                                                                                 4,135,358

UTILITIES -- 5.06%
Commonwealth Edison Co., Series 99, 3.70% 2008                                                        125          124,409
Exelon Generation Co., LLC 6.95% 2011                                                                 300          331,760
Midwest Generation, LLC, Series B, 8.56% 2016 (5)                                                     100          104,063
Homer City Funding LLC 8.734% 2026 (5)                                                                300          326,820
Duke Capital Corp. 7.50% 2009                                                                         250          280,530
Duke Capital Corp. 6.25% 2013                                                                         125          130,717
FPL Energy American Wind, LLC 6.639% 2023 (3),(5)                                                     285          293,415
Reliant Energy Resources Corp. 7.75% 2011                                                             250          285,344
NiSource Finance Corp. 7.625% 2005                                                                    250          264,550
AES Ironwood, LLC 8.857% 2025 (5)                                                                     242          256,491
Constellation Energy Group, Inc. 6.125% 2009                                                          200          213,508
Progress Energy, Inc. 6.05% 2007                                                                      125          132,068
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                           125          130,558
PSEG Power LLC 3.75% 2009                                                                             125          120,351
                                                                                                                 2,994,584

MATERIALS -- 4.45%
Norske Skogindustrier ASA 7.625% 2011 (3)                                                             300          332,717
Norske Skogindustrier ASA 6.125% 2015 (3)                                                             200          198,764
Weyerhaeuser Co. 6.75% 2012                                                                           375          410,613
Packaging Corp. of America 5.75% 2013                                                                 375          376,957
Georgia-Pacific Corp. 7.50% 2006                                                                      353          375,063
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009 (3)                                         375          360,320
Equistar Chemicals, LP 8.75% 2009                                                                     250          259,375
Phelps Dodge Corp. 6.125% 2034                                                                        125          117,847
Corporacion Nacional del Cobre de Chile 6.375% 2012 (3)                                               100          107,735
Scotia Pacific Co. LLC, Series B, Class A-1, 6.55% 2028 (5)                                            96           93,054
                                                                                                                 2,632,445

MUNICIPALS -- 2.41%
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2003, 4.375% 2019                                                       300          285,489
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2003, 6.125% 2024                                                       125          115,680
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2002, 5.75% 2032                                                        120          105,214
State of California, Golden State Tobacco Securitization Corp., Tobacco
   Settlement Asset-backed Bonds, Series 2003-A1, 6.25% 2033                                          325          294,743
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco
   Settlement Asset-backed Bonds, 6.125% 2027                                                         290          267,905
State of South Dakota, Educational Enhancement Funding Corp. Tobacco Settlement
   Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025 (5)                                         183          172,105
State of North Carolina, Eastern Municipal Power Agcy., Power System Rev. Ref.
   Bonds, Federally Taxable, Series 2003-E, 5.55% 2014                                                125          121,471
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025 (5)                                          67           65,350
                                                                                                                 1,427,957

HEALTH CARE -- 2.30%
Columbia/HCA Healthcare Corp. 7.00% 2007                                                              260          277,552
HCA Inc. 5.25% 2008                                                                                   300          301,507
HCA - The Healthcare Co. 8.75% 2010                                                                   125          144,179
HCA Inc. 6.95% 2012                                                                                   215          226,840
Health Net, Inc. 8.375% 2011                                                                          125          147,370
Humana Inc. 7.25% 2006                                                                                125          133,901
UnitedHealth Group Inc. 5.20% 2007                                                                    125          130,389
                                                                                                                 1,361,738

INFORMATION TECHNOLOGY -- 1.57%
Electronic Data Systems Corp. 7.125% 2009                                                             400          418,231
Electronic Data Systems Corp., Series B, 6.00% 2013 (4)                                               125          120,711
Motorola, Inc. 8.00% 2011                                                                             225          261,540
Jabil Circuit, Inc. 5.875% 2010                                                                       125          129,532
                                                                                                                   930,014

CONSUMER STAPLES -- 0.92%
Delhaize America, Inc. 8.125% 2011                                                                    250          278,434
SUPERVALU INC 7.50% 2012                                                                              125          141,385
CVS Corp. 6.117% 2013 (3),(5)                                                                         118          124,481
                                                                                                                   544,300

ENERGY -- 0.45%
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009 (3),(5)                                         270          264,920


NON-U.S. GOVERNMENT OBLIGATIONS -- 0.30%
United Mexican States Government Eurobonds 11.375% 2016                                               125          177,500



TOTAL BONDS AND NOTES (cost: $52,799,633)                                                                       53,840,341




                                                                                                Shares or
CONVERTIBLE SECURITIES -- 0.64%                                                          principal amount


TELECOMMUNICATION SERVICES -- 0.55%
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                            (euro) 250,000          328,807


CONSUMER DISCRETIONARY -- 0.09%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                   1,000 shares    53,450


TOTAL CONVERTIBLE SECURITIES (cost: $283,462)                                                                      382,257




PREFERRED STOCKS -- 3.58%                                                                          Shares


FINANCIALS -- 3.58%
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (3),(4)                            375,000          417,402
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (3),(4)                          360,000          416,417
ING Capital Funding Trust III 8.439% noncumulative preferred (4)                                  250,000          292,047
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                         10,000          275,000
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital
   securities (3)                                                                                  10,000          260,000
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (3),(4)                            150,000          182,560
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference
   shares (3),(4)                                                                                 125,000          141,254
Royal Bank of Scotland Group plc, Series 3 Preference Shares, 7.816%                              125,000          132,835


TOTAL PREFERRED STOCKS (cost: $1,857,785)                                                                        2,117,515










                                                                                         Principal amount
SHORT-TERM SECURITIES -- 3.24%                                                                      (000)     Market value


Gannett Co. 1.24% due 8/6/2004 (3)                                                                  1,000   $      999,793
General Electric Capital Corp. 1.33% due 8/2/2004                                                     920          919,898


TOTAL SHORT-TERM SECURITIES (cost: $1,919,691)                                                                   1,919,691


TOTAL INVESTMENT SECURITIES (cost: $56,860,571)                                                                 58,259,804
Other assets less liabilities                                                                                      965,250

NET ASSETS                                                                                                     $59,225,054



(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $8,657,251, which represented 14.62% of the net assets of the fund.
(4) Coupon rate may change periodically.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) Company not making scheduled interest payments; bankruptcy proceedings pending.

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   ENDOWMENTS

                                   By /s/ Robert G. O'Donnell
                                   ----------------------------------------
                                   Robert G. O'Donnell, Chairman and PEO
                                   Date: October 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Robert G. O'Donnell
--------------------------------------------------
Robert G. O'Donnell, Chairman and PEO
Date: October 6, 2004



By /s/ Susi M. Silverman
--------------------------------------------------
Susi M. Silverman, Treasurer and PFO
Date: October 6, 2004